UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2017 (August 17, 2017)

SPANISH BROADCASTING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 N.W. 77th Avenue, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

(305) 441-6901

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2017, Alan B. Miller and Gary B. Stone notified Spanish Broadcasting System, Inc. (the “Company”) of their resignation as members of the Board of Directors (the “Board”) of the Company.  The Company and the Board wish to thank Messrs. Miller and Stone for their service since they joined the Board in 2014.

Messrs. Miller and Stone were elected to the Board by the holders of the Company’s 10¾% Series B Cumulative Exchangeable Redeemable Preferred Stock (the “Series B Preferred Stock”) due to the existence of a “Voting Rights Triggering Event” under the Certificate of Designations.  The Voting Rights Triggering Event has previously been disclosed by the Company, including in its Annual Report for the Year Ended December 31, 2016. The holders of the Series B Preferred Stock have the right to elect two new directors to the Board to fill the seats vacated by Messrs. Miller and Stone for their unexpired terms at a special meeting of the holders of the Series B Preferred Stock.  The two vacancies on the Board will remain unfilled until such time as the holders of the Series B Preferred Stock appoint two new directors.

The letter of resignation and email cover letter of Mr. Miller and the letter of resignation of Mr. Stone are filed as exhibits 99.1 and 99.2, respectively, of this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter and email cover letter dated August 17, 2017 of Alan B. Miller.
99.2	Letter dated August 17, 2017 of Gary B. Stone.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)

August 23, 2017	By:	/s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Chief Administrative Officer, Senior Executive Vice President and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Letter and email cover letter dated August 17, 2017 of Alan B. Miller.
99.2	Letter dated August 17, 2017 of Gary B. Stone.